UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 2, 2015

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Arch St., 17th Floor, Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 243-9000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 8.01 of this report is incorporated herein by reference.

Item 8.01 Other Events.

As we have previously disclosed, on September 16, 2014, Taberna Capital Management, LLC (“TCM”), a subsidiary of RAIT Financial Trust (“RAIT”), reached an agreement in principle with the staff of the Securities and Exchange Commission (“SEC”) to resolve a non-public investigation initiated by SEC staff. Consistent with this agreement in principle, the SEC accepted an offer of settlement submitted by TCM and entered an order (administrative proceeding file no. 3-16776) (the “Order”) on September 2, 2015. TCM consented to the entry of the Order without admitting or denying the findings therein. The Order, among other things, required TCM to pay disgorgement of $13.0 million, prejudgment interest of $2.0 million and a civil penalty of $6.5 million, aggregating to payments of $21.5 million. The aggregate amount of these payments was consistent with our prior disclosure regarding the agreement in principle referenced above. As previously disclosed, RAIT took a charge of $21.5 million relating to this settlement in 2014. In connection with TCM’s offer of settlement, RAIT provided a written commitment (the “Commitment”) to the SEC which became effective the date of the Order. The Commitment provided, among other things, that RAIT would ensure the payment by TCM of the $21.5 million of payments referenced above, which payments were made September 3, 2015. The above summary of the Commitment does not purport to be complete and is qualified in its entirety by the Commitment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

The individuals named in the Order were one of the two former executive officers and the former employee of RAIT which RAIT previously disclosed had received “Wells Notices” from the SEC staff relating to the subject of such investigation. The former executive officer left RAIT as of December 31, 2014 and the former employee left RAIT in 2010. We have been informed that the SEC staff has notified the other former executive officer who received a Wells Notice that the staff has concluded its investigation as to such former executive officer and that it does not intend to recommend that the SEC commence any enforcement action against such former executive officer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Commitment by RAIT Financial Trust effective September 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

September 4, 2015	By:	/s/ James J. Sebra
		Name:	James J. Sebra
		Title:	Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

10.1	Commitment by RAIT Financial Trust effective September 2, 2015.